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First Financial Holdings, Inc., Charleston, South Carolina, A. Thomas Hood, President and CEO, August 2006

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Certain matters in the presentation today constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, including operating efficiencies, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision.  These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties.  Management's ability to predict results or the effect of future plans or strategies is inherently uncertain.  The Company's actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, general economic conditions nationally and in the State of South Carolina, interest rates, the South Carolina real estate market, the demand for mortgage loans, competitive conditions between banks and non-bank financial services providers, regulatory changes and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended September 30, 2005.  Accordingly, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on these statements.

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Human Capital

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Total Assets  $ 2,653,440 Net Loans  $ 2,047,966 Total Equity  $   176,785 Equity/Assets  6.66% Market capitalization  $   383,986 Average Compounded Growth Rate     5 Year   10 Year - Assets   3.03%  5.71% - Net Income   5.07%   9.65% - Earnings per share   7.38%   10.00% - Stock Price (NASDAQ: FFCH) 6.83% 13.52% - Dividends   8.68% 11.73%

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Aggressive Efforts to Grow Core Deposits
Continued Expansion of Insurance, Investment and Trust Businesses - the First Southeast Group
Continued Investments in Diverse Distribution Channels
Increased Emphasis on Sales of Banking Products and Services for Small and Medium-sized Businesses
Expansion of Internet Banking Products and Services
Major Commitment to Sales and Service Excellence

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                         Sep-00 Sep-01 Sep-02 Sep-03 Sep-04 Sep-05 Jun-05 Jun-06
Demand Deposits $210      $309  $330      $398   $439    $520   $507   $502
Regular Savings    118        121    136       150     167      170    173     158
Money Market      191        221     318       279     243      255   247     365

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CDs Checking Money Market Statement Savings 753 254 220 117	CDs Checking Money Market Statement Savings 789 502 365 158

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	June 30
	2006
		Weighted Average Rate
	Balance	Average Rate
Checking accounts	$ 499,884	0.16%
Statement and other accounts	158,049	0.55
Money market accounts	365,337	3.46
Certificate accounts	788,732	4.20
Total deposits	$1,812,002	2.62%
FHLB			Rate
Term	$ 480.0	million	4.79%
Overnight	37.0		5.57
	$ 517.0	million	4.85%	Avg. rate
Repos	$ 26.80	million	5.20%	Avg. rate

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                                Sep-00 Sep-01  Sep-02  Sep-03 Sep-04 Sep-05 9 mo. Jun-05 9 mo. Jun-06
Service Charges & Fees 7593     8489     9349   10604  11516   12927           8674      13367
# of Demand Deposits  72561   79581   80132   85033   90704  97014
Fees per Account       104640  106700 116670 124700 126960 133250
                                                                                                         96016    101554
                                                                                                         90340    131620

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Total Insurance Revenues: $21 million
36% Prop. & Cas. Personal Lines/ 58% Prop. & Cas. Commercial Lines/6% Life & Health
Prop./Cas. Premiums Written (in millions)
Personal $ 52
Commercial $ 84
Wholesale (1,135 active producing agencies) $ 41
Major Companies represented: Allstate, Selective, Auto-Owners, St. Paul Travelers, Harleysville, Zurich, Cincinnati, Hartford and Chubb
Largest Independent Allstate Agency in the United States.

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Sep-00	Sep-01	Sep-02	Sep-03	Sep-04	Sep-05	9 mo. Jun-05	9 mo. Jun-06
2837	5230	9966	13720	17514	20012	15045	15568
0.035	0.055	0.088	0.115	0.147	0.159	0.162	0.156

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	Sep-00	Sep-01	Sep-02	Sep-03	Sep-04	Sep-05
Existing Revenues	2382	2863	5755	10644	14486	19064
Acquired Revenues	455	2367	4211	3076	3028	948

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Premiums
Company	Date	Market	Written
Adams Insurance	1990	Personal lines	$ .8
Magrath Insurance	1992	Mixed lines	$ 3.9
Epps-McLendon	1995	Personal lines	$ 3.4
Associated Insurors	###	Commercial lines	$ 11.5
Kinghorn Insurance	2001	Mixed lines, group health	$ 21.0
Johnson Insurance	###	Commercial lines, Third Party	$ 18.0
Administrator
Woodruff Agency (merged -	###	Commercial lines	$ 5.0
Johnson Ins.)
The Kimbrell Group	###	MGA--Excess, Surplus and	$ 27.0
Standard Lines
Employer Benefit Strategies, Inc.	###	Employee Benefits Plans

Other Insurance Operations
First Southeast Reinsurance		Private mortgage reinsurance
Family Financial Holdings, Inc.		Reinsures contractual liability policies written in
(14.3% ownership)		conjunction with debt protection programs.

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	Sep-00	Sep-01	Sep-02	Sep-03	Sep-04	Sep-05	9 mo. Jun-05	9 mo. Jun-06
Total Revenues	4724	7064	12270	16350	20345	23368	17500	18302
% of Total Revenue	0.058	0.074	0.108	0.137	0.171	0.186	0.188	0.183

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	Sep-00	Sep-01	Sep-02	Sep-03	Sep-04	Sep-05	9 mo. Jun-05	9 mo. Jun-06
Non-Interest Income	$ 18,310	$ 24,918	$ 30,959	$ 40,866	$ 42,175	$ 49,245	$ 35,612	$ 40,852
Percent of Income	22.6%	26.2%	27.2%	34.2%	35.5%	39.2%	38.3%	40.9%

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Mortgage Banking/loan servicing	Insurance	Brokerage and Trust	Deposit Fees	Other
4384	20012	3356	12927	8566

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	Sep-01	Mar-02	Sep-02	Mar-03	Sep-03	Mar-04	Sep-04	Mar-05	Sep-05	Mar-06
Households & Businesses	9383	12164	12734	14882	17593	19664	23333	27105	30264	33565
% of Total Households	0.103	0.138	0.1465	0.1717	0.202	0.2229	0.2575	0.2918	0.319	0.342
	0.027	0.035

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		1-4 Family	Personal	Unemploy-
	Population	Resid.Building	Per Capita	ment(3)
	2005	Permit Growth	Income	June
	Estimate(1)	2003-2004(2)	2003(3)	2006
Charleston MSA	594,899	33.7%	$26,144	5.8%
Horry County	226,992	26.4%	$25,266	4.7%
Florence	131,097	62.2%	$26,088	8.5%
Beaufort Co.	137,849	-2.7%	$34,814	4.7%
Georgetown Co.	60,983	8.5%	$26,614	6.9%
Brunswick Co., NC	89,162	27.2%	$24,095	4.1%

FFCH Markets	1,240,982	25.0%	$26,841	5.7%
SC	4,255,083	14.1%	$26,144	6.7%
US	######	10.4%	$31,472	4.6%

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	2001	2002	2003	2004	2005	2006*	2007*
Charleston MSA	3739	4762	5466	6949	7979	8900	9750
Horry & Georgetown Co.	2267	2677	3442	4126	4900	5800	6200

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Deposits
	Institution	Share		Institution	Share
Charleston MSA - $8,563 total deposits			Myrtle Beach MSA - $4,852 total deposits
1.	Wachovia	22.0%	1.	Coastal	17.5%
2.	Bank of America	14.3%	2.	Carolina First	12.1%
3.	First Federal	12.0%	3.	Conway Nat'l Bank	12.1%
			9.	First Federal	4.8%

Beaufort County - $2,828 total deposits			Florence MSA - $1,946 total deposits
1.	Wachovia	19.6%	1.	BB&T	21.3%
2.	Bank of America	14.8%	2.	Wachovia	19.4%
3.	So Car Bnk &Trust	7.5%	3.	First Reliance	10.6%
9.	First Federal	4.3%	4.	First Federal	7.6%

Georgetown County - $983 total deposits			Brunswick County - $1,400 total deposits
1.	Plantation FSB	19.1%	1.	BB&T	51.2%
2.	Carolina First Bank	15.1%	2.	Security Savings Bank	13.3%
3.	Wachovia	10.2%	3.	Coastal Federal	9.4%
4.	First Federal	10.0%	9.	First Federal	1.3%
Source: Highline BranchSource, June 2005, except Brunswick County, NC, FDIC

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Strong Culture of Service Excellence-Cohen Brown Sales Program "Champions" (1997)
"Breakthrough Service" Program Initiated in Fiscal 2001
Comprehensive Mystery Shopping Research Tool in Fiscal 2004

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Experienced, Motivated Management Team
Qualified, Well-trained Staff
Comprehensive Use of Incentive based compensation
39% of Total Employees Incentive Based
A Commitment to Retention
"South Carolina Family Friendly Workplace Awards" winner, 2005
In the top 15 "Best Places to Work in South Carolina

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	Mgmt. Team	Sales Office Mgr	Mortgage Loan Originators	Financial Services Reps.	Investment Officers	Insurance Reps.	Tellers
Years	19	11	13	7	6	8	6

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Targets for Management Team Stock Ownership-One to Four Times Compensation
Specific Goals for Management Performance Plan - ROE Driven
Performance Plan for Directors - ROE Driven
86% Employees Own Company Stock
19% of Shares Owned by Directors, Officers & Employees

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Financial Performance

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Sep-00	Sep-01	Sep-02	Sep-03	Sep-04	Sep-05	Jun-05	Jun-06
$2.26	$2.33	$2.26	$2.32	$2.44	$2.52	$2.53	$2.65

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6/30/2001
Construction	112
Consumer	342
Multifamily, Commercial Real Estate & Business	235
Land & Lots	92
Residential Real Estate	1180
6/30/2006
Construction	150
Consumer	555
Multifamily, Commercial Real Estate & Business	322
Land & Lots	196
Residential Real Estate	908

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Sep-00	Sep-01	Sep-02	Sep-03	Sep-04	Sep-05	Jun-06
0.64%	0.63%	0.67%	0.61%	0.51%	0.29%	0.26%
Sep-00	Sep-01	Sep-02	Sep-03	Sep-04	Sep-05	Jun-06*
0.11%	0.24%	0.31%	0.38%	0.32%	0.29%	0.22%
Sep-00	Sep-01	Sep-02	Sep-03	Sep-04	Sep-05
$2,745	$4,975	$5,888	$6,235	$5,675	$4,826
Sep-00	Sep-01	Sep-02	Sep-03	Sep-04	Sep-05	Jun-06
179%	141%	130%	147%	174%	253%	284%

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Non-accrual Loans		$ 5,020
Loans 90 Days or More Past Due		64
Renegotiated Loans		0
REO through Foreclosure		1,725
	TOTAL	$ 6,809
NPA/Total Assets		.26%
YTD Annualized Net Charge-offs/Average Net Loans		.22%
Allowance/Non-Performing Loans		284%

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	Sep-00	Sep-01	Sep-02	Sep-03	Sep-04	Sep-05	9 mos. Jun-05	9 mos. Jun-06
Net Interest Income	62754	70369	82684	78460	76602	76458	$57,344	$59,077

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	Mar-04	Jun-04	Sep-04	Dec-04	Mar-05	Jun-05	Sep-05	Dec-05	Mar-06	Jun-06
Yield on Earning Assets	5.58%	5.53%	5.54%	5.64%	5.61%	5.73%	5.83%	6.07%	6.20%	6.43%
Rate on Interest Bearing Liabilities	2.26%	2.21%	2.23%	2.29%	2.34%	2.42%	2.55%	2.74%	2.99%	3.11%
Net Interest Spread	3.32%	3.32%	3.31%	3.35%	3.27%	3.31%	3.28%	3.33%	3.21%	3.32%

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	Sep-00	Sep-01	Sep-02	Sep-03	Sep-04	Sep-05	9 mo. Jun-05	9 mo. Jun-06
Bank Only	56.9%	54.6%	52.6%	55.0%	57.9%	57.9%	58.3%	58.1%
Consolidated	59.5%	58.8%	56.3%	59.8%	63.3%	63.8%	64.0%	64.5%

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	Sep-00	Sep-01	Sep-02	Sep-03	Sep-04	Sep-05	9 mo. Jun-05	9 mo. Jun-06
Net Income	19928	22559	28152	27211	24554	26225	19118	20711

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Sep-00	Sep-01	Sep-02	Sep-03	Sep-04	Sep-05	9 mo. Jun-05	9 mo. Jun-06
1.47	1.64	2.04	2.07	1.92	2.09	1.52	1.7

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Sep-00	Sep-01	Sep-02	Sep-03	Sep-04	Sep-05	9 mo. Jun-05	9 mo. Jun-06
15.2%	15.3%	17.3%	16.7%	14.9%	15.5%	15.1%	16.0%

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Starting Date	Ending Date	Shares Authorized	Shares Repurchased
4/29/05 -	6/30/06	625,000	517,162
5/27/03 -	11/30/04	650,000	573,100
10/25/02 -	6/30/03	650,000	650,000
9/17/01 -	9/30/02	600,000	477,800
2/25/00 -	9/30/00	500,000	93,300
10/23/98 -	6/30/99	500,000	500,000
7/29/96 -	3/31/97	250,000	93,100

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7/04	517,606	29.15
8/04	442,085	30.15
9/04	284,979	30.37
10/04	285,699	30.37
11/04	370,017	32.74
12/04	883,779	32.74
1/05	612,071	29.24
2/05	734,157	28.89
3/05	723,118	27.78
4/05	787,670	26.62
5/05	591,885	28.44
6/05	674,727	29.91
7/05	472,261	29.86
8/05	672,187	31.01
9/05	512,470	30.84
10/05	583,869	29.01
11/05	550,866	30.54
12/05	418,426	30.72
1/06	357,477	31.08
2/06	300,113	32.32
3/06	497,374	31.7
4/06	276,495	31.87
5/06	406,814	31.07
6/06	703,376	32

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1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
0.32	0.36	0.42	0.48	0.56	0.62	0.68	0.76	0.88	0.92	0.96

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Executive Management     A. Thomas Hood     Susan E. Baham     Charles F. Baarcke, Jr.     John L. Ott, Jr.

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Senior Management:  Mark R. Adelson, SVP Investments; Robert C. Bailey, SVP Branch Administration; Elton K. Carrier, SVP Commercial Lending; Kenneth J. Clair, SVP Lending & Loan Op.; Charles L. Clark II, SVP Loan Servicing; R. Bruce Copeland Jr., SVP Marketing; C. Alec Elmore, Jr., SVP Northern Region; Mark G. Endres, SVP and Controller; Jerry P. Gazes, SVP Human Resources; Anthony J. Johnston, IV, SVP Information Technology; Betsy B. Lewis, SVP Internal Audit; Allison A. Rhyne, SVP Insurance Services; Robert F. Snyder, Jr., SVP Support Services; Richard H. Stoughton, SVP Planning & Development.